                                                                   EXHIBIT 10.10

                                 AMENDMENT NO. 1

                                       TO

                                     MASTER
                                 LEASE AGREEMENT


                                     BETWEEN


                 JAMESON INNS, INC., SIGNATURE PROPERTIES, LLC,
                     SIGNATURE PROPERTIES OF ILLINOIS, L.P.,
                              SIE CORPORATION, AND
                           SI SPRINGFIELD CORPORATION

                                   AS LESSOR,


                                       AND


                            JAMESON HOSPITALITY, LLC,

                                    AS LESSEE



                        AMENDMENT DATED AS OF MAY 7, 1999

                    AMENDMENT NO. 1 TO MASTER LEASE AGREEMENT

         THIS AMENDMENT NO. 1 TO MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the 7th day of May, 1999, by and between Jameson Inns, Inc., a Georgia corporation (hereinafter called "Lessor"), and Jameson Operating Company, a Delaware corporation (hereinafter called "Lessee"), provides as follows:

                                    RECITALS:

         The parties hereto entered into that certain Master Lease Agreement dated as of May 7, 1999 (the "Lease") covering the "Leased Property" as therein defined. The parties desire to amend the Lease in the manner hereinafter set forth.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.


         A.       AMENDMENT TO PROVISION DEFINING ROOM REVENUES

         The definition of Room Revenues set forth in Article III shall be amended and restated in its entirety so that it provides as follows:

                  Room Revenues: Shall mean gross revenue from the rental of Rooms, whether to individuals, groups or transients, together with any fees collected for amenities including, but not limited to telephone, laundry, movies or concessions, but excluding the following:

                  (a) The amount of all credits, rebates or refunds to customers, guests or patrons;

                  (b) All sales taxes or any other excise taxes imposed on the rental of such guest rooms; and

                  (c) Revenues from the sale of any alcoholic beverages, if and to the extent prohibited by applicable law of the jurisdiction in which a particular Individual Leased Property is located.


         B.       AMENDMENT TO PROVISIONS REGARDING RENT

         Section 3.1 of Article III shall be amended and restated in its entirety so that it provides as follows:

         3.1. RENT. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth in
Article XXXI hereof or at such other place or to such other Person, as Lessor from time to time may designate in a Notice, all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

                  a. Base Rent: The "Base Rent" shall be $394.00 per Room per month multiplied by the number of Rooms comprising the Leased Property on the first day of any calendar month during the Term, and shall be payable on or before the twenty-fifth day of such calendar month; provided however, that the first monthly payment of Base Rent shall be payable on the Commencement Date and that the first and last monthly payments of Base Rent shall be prorated as to any partial month.

                  b. Percentage Rent: Percentage rent ("Percentage Rent") shall be determined as follows:

                           (i) First, by adding amounts equal to 37% of the Average Daily Per Room Revenues up to the Initial Per Room Revenues Amount, 65% of the next $10.00 in Average Daily Per Room Revenues and 70% of the amount by which Average Daily Per Room Rentals exceed the sum of the Initial Per Room Revenues Amount plus $10.00;

                           (ii) Second, such sum shall be multiplied by the number of the Rooms comprising the Leased Property each day during the applicable period;

                           (iii) Third, such product for each day will then be
                  added to the product for each other day during the period for which the Percentage Rent is being computed; and

                           (iv) Fourth, such product shall be reduced by the amount of Base Rent paid during the period for which Percentage Rent is being computed.

         "Average Daily Per Room Revenues" means an amount determined by dividing the total Room Revenues attributable to the Leased Property received by the Lessee during any period for which the Percentage Rent computation is to be made by the sum of the number of the Rooms comprising the Leased Property each day during the applicable period. For example, if the total Room Revenues for a Fiscal Year were $10,500,000 during which there were 614 Rooms during 180 days of the Fiscal Year and 820 Rooms during 185 days of the Fiscal Year, the Average Per Room Revenues for that Fiscal Year would be calculated by dividing $10,500,000 by 262,220 (614 x 180 plus 820 x 185) and would be $40.0427 (even though the Average Daily Rate would be $57.20 per day if the Lessee were realizing a 70% average occupancy during the Fiscal Year).

         "Initial Per Room Revenues Amount" from the execution of this Lease until December 31, 1999 shall be $35.80, subject to adjustment as provided in the following paragraph.

         The Initial Per Room Revenues Amount shall each be adjusted on January 1 of each Fiscal Year beginning after December 31, 1999, beginning with January 1, 2000, by adding to the Initial Per Room Revenues Amount for the immediately preceding Fiscal Year a dollar amount determined by multiplying the Initial Per Room Revenues Amount in effect for the immediately preceding Fiscal Year by the percentage increase, if any, in the CPI (as hereinbelow defined) for the immediately preceding Fiscal Year as compared to the CPI for the next preceding Fiscal Year. The term "CPI" means the Consumer Price Index for all Urban Consumers - U.S. City Average for all Items (1982-84 = 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the CPI published by the Department of Labor, Bureau of Labor Statistics is changed so that it affects the calculations hereunder, the CPI shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued or revised, Lessor and Lessee shall in good faith agree upon a suitable substitute.


         C.       CONTINUATION OF LEASE EXCEPT AS SPECIFICALLY AMENDED HEREBY

         Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.

                                      "LESSOR"

                                      JAMESON  INNS, INC.



                                      By:   /s/ Craig R. Kitchin
                                         --------------------------------------
Attest:                                     Craig R. Kitchin, President

/s/ Steven A. Curlee
---------------------------
    Secretary

                                      SIGNATURE PROPERTIES, LLC


                                      By:   /s/ Craig R. Kitchin
                                         --------------------------------------
Attest:                                     Craig R. Kitchin, President/Manager

/s/ Steven A. Curlee
---------------------------
    Secretary

                                      SIGNATURE PROPERTIES OF
                                      ILLINOIS, L.P.
                                      By: Kitchin Investments, Inc., General
                                          Partner



                                      By:   /s/ Thomas W. Kitchin
                                         --------------------------------------
Attest:                                     Thomas W. Kitchin, President

/s/ Steven A. Curlee
---------------------------
     Secretary



                                      SIE CORPORATION


                                      By:   /s/ Craig R. Kitchin
                                         --------------------------------------
Attest:                                     Craig R. Kitchin, President

/s/ Steven A. Curlee
--------------------------
     Secretary

                                      SI SPRINGFIElD CORPORATION


Attest:                               By:   /s/ Craig R. Kitchin
                                         --------------------------------------
                                            Craig R. Kitchin, President

/s/ Steven A. Curlee
--------------------------
     Secretary



                                      "LESSEE"

                                      JAMESON HOSPITALITY, LLC


                                      By:   /s/ Thomas W. Kitchin
                                         --------------------------------------
Attest:                                     Thomas W. Kitchin, President

/s/  Steven A. Curlee
-------------------------
     Secretary

STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DeKALB                    )

         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Craig R. Kitchin as President of Jameson Inns, Inc..

                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public
My commission expires:
November 3, 2002
----------------------




STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DEKALB                    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as Manager of Signature Properties, LLC.

                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public
My commission expires:
November 3, 2002
----------------------

STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DEKALB                    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Thomas W. Kitchin, as President of Kitchin Investments, Inc., General Partner of Signature Properties of Illinois, L.P.



                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public

My commission expires:
November 3, 2002
----------------------



STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DEKALB                    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as President of SIE Corporation.



                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public

My commission expires:
November 3, 2002
----------------------

STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DEKALB                    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as President of SI Springfield Corporation.



                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public


My commission expires:

November 3, 2002
----------------------



STATE OF GEORGIA                    )
                                    )  ss.
COUNTY OF DeKALB                    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Thomas W. Kitchin, as President and Manager of Jameson Hospitality, LLC .



                                           /s/ Beatrice H. Kelly
                                         --------------------------------------
                                         Notary Public

My commission expires:

November 3, 2002
----------------------